UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): June 1, 2004

                              SLABSDIRECT.COM, INC.
               (Exact name of registrant as specified in charter)

   Delaware                           0-30919                  98-6218467
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)

            1145 West 7th Avenue, Vancouver, British Columbia    V6H 1B5
               (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (604) 649-8336

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ITEM  4. Change in Registrant's Certifying Accountant

      On June 1, 2004, slabsdirect.com, Inc., a Delaware corporation (the "Company"), was notified by N.I. Cameron Inc. ("Cameron"), its independent public accountants, that it was resigning as independent public accountant for the Company, effective as of that date. On June 16, 2004, the Company engaged Manning Elliott, Chartered Accountants ("Manning"), as its principal independent accountant. This decision to engage Manning was taken upon the unanimous approval of the Board of Directors of the Company.

During the two fiscal years ended December 31, 2001 and December 31, 2000, and through June 1, 2004, (i) there were no disagreements between the Company and Cameron on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Cameron would have caused Cameron to make reference to the matter in its reports on the Company's financial statements, and (ii) Cameron's report on the Company's financial statements did not contain any other adverse opinion, disclaimer of opinion, or modification or qualification of opinion except that Cameron's opinion in its report on the Company's financial statements for the years ended December 31, 2001 and 2000 expressed substantial doubt with respect to the Company's ability to continue as a going concern due to the fact that the Company is in the development stage, has no established source of revenue and is dependent on its ability to raise capital from stockholders or other sources to sustain operations. It should be noted that Cameron did not account, review or audit the Company's financial statement for December 31, 2003 and 2002 or through June 1, 2004. During the last two most recent fiscal years ended December 31, 2003 and December 31, 2002 and through June 1, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B; provided, however, Cameron did not account, review or audit the Company's financial statement for December 31, 2003 and 2002 or through June 1, 2004.

      During the two most recent fiscal years and through June 1, 2004, the Company has not consulted with Manning regarding either:

      1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Manning concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

      2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      The Company has requested that Cameron furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated August 11, 2004, is filed as
Exhibit 16.1 to this Form 8-K.

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ITEM  7. Financial Statements and Exhibits

      1.    Letter from N.I. Cameron Inc. dated September 10, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SLABSDIRECT.COM, INC.

Date:  September 13, 2004                            /s/Steven Bruk
                                                     --------------------------
                                                     Steven Bruk
                                                     Chief Executive Officer